UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 22, 2006

ARBINET-THEXCHANGE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-51063	13-3930916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Albany Street, Tower II, Suite 450 New Brunswick, New Jersey	08901
(Address of Principal Executive Offices)	(Zip Code)

(732) 509-9100

(Registrant’s telephone number,

including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01.	Other Events

On March 22, 2006, Arbinet-thexchange, Inc. (the “Company”) issued a press release. A copy of the Company’s press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Additional Information and Where to Find It

The Company plans to file with the Securities and Exchange Commission and mail to its stockholders a proxy statement in connection with the 2006 annual meeting of stockholders (the “Proxy Statement”). The Proxy Statement will contain important information about the Company, the annual meeting and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the Securities and Exchange Commission by the Company through the web site maintained by the Securities and Exchange Commission at www.sec.gov. In addition, filings of the Company with the Securities and Exchange Commission, including filings that will be incorporated by reference in the Proxy Statement, can be obtained, without charge, by directing a request to Arbinet-thexchange, Inc., Mike Lemberg, 120 Albany Street, Tower II, Suite 450, New Brunswick, NJ 08901 (Tel: (732) 509-9220) or by emailing questions to mlemberg@arbinet.com. Such documents are not currently available.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Proxy Statement. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the SECURITIES AND EXCHANGE COMMISSION on March 14, 2006, and its proxy statement for its 2005 annual meeting, as filed with the SECURITIES AND EXCHANGE COMMISSION on April 29, 2005. Additional information regarding the interests of those participants may be obtained by reading the Proxy Statement when it becomes available. INVESTORS AND SECURITY HOLDERS SHOULD READ THE PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAREFULLY BEFORE MAKING A DECISION.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Arbinet-thexchange, Inc. dated March 22, 2006.*

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBINET-THEXCHANGE, INC.

By:	/s/ Chi K. Eng
Name: Chi K. Eng Title: General Counsel and Secretary

Date: March 22, 2006

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Arbinet-thexchange, Inc. dated March 22, 2006.